SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2005
                                                         ---------------



                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)



          NEW YORK                    1-11238                  13-3534162
---------------------------      ------------------       ---------------------
(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)                 Number)              Identification No.)


                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------

                                       N/A
                                    --------
         (Former name or former address, if changed since last report):



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This Form 8-K/A amends Item 1.01 of the Current Report on Form 8-K filed by NYMAGIC, INC. (the "Company") with the Securities and Exchange Commission on April 11, 2005 (the "Original 8-K"), to correctly reflect the amount of cash George R. Trumbull, III, the Company's chairman and chief executive officer, received as part of his discretionary bonus with respect to Mr. Trumbull's performance of services in 2004. Except as described above, no other amendments are being made to the Original 8-K.



Item 1.01          Entry into a Material Definitive Agreement.

On April 8, 2005, NYMAGIC, INC. (the "Company") granted a discretionary bonus to George R. Trumbull, III, the Company's chairman and chief executive officer, in the form of $134,000 and 7,100 shares of the Company's common stock ("Common Stock") as an award of unrestricted shares under the Company's Amended and Restated 2004 Long-Term Incentive Plan, with respect to Mr. Trumbull's performance of services in 2004. The award of Common Stock has been granted pursuant to a form of unrestricted shares award agreement which will be attached as an exhibit to the Company's Quarterly Report on Form 10-Q which the Company intends to file in May 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                            NYMAGIC, INC.


                            By:     /s/ Thomas J. Iacopelli
                                ------------------------------------------------
                                 Name:   Thomas J. Iacopelli
                                 Title:  Chief Financial Officer and Treasurer




Date: April 13, 2005